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                                 RBC FUNDS, INC.
                                 ---------------

                        SUPPLEMENT DATED AUGUST 14, 2002
                    TO THE PROSPECTUS FOR THE CLASS I SHARES
            DATED AUGUST 30, 2001 (AS SUPPLEMENTED DECEMBER 1, 2002)



                             RBC QUALITY INCOME FUND
                      RBC NORTH CAROLINA TAX-FREE BOND FUND
                           RBC GOVERNMENT INCOME FUND
                                  (THE "FUNDS")

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus. Please retain this Supplement for future reference.


PAGE 19 OF THE PROSPECTUS
-------------------------
Effective August 16, 2002, the first paragraph is deleted in its entirety and replace with the following: "Each of the Funds is managed by the Fixed Asset Group of Glenwood Capital Management with no individual group member being responsible solely for investment decisions."